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                                                                     EXHIBIT 4.2

NUMBER
_______                                                                   SHARES

                             TAILWIND FINANCIAL INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                           CUSIP: 874023 10 4

IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH
                             OF THE COMMON STOCK OF

                             TAILWIND FINANCIAL INC.

TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE COMPANY AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

                             TAILWIND FINANCIAL INC.
                                    CORPORATE
                                    DELAWARE
                                      SEAL
                                      2007

By:       /s/ Andrew A. McKay                   /s/ Gordon A. McMillan
    --------------------------------         --------------------------------
              President                             Assistant Secretary

By:
    --------------------------------
           Transfer Agent

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian ______
TEN ENT - as tenants by the entireties                 (Cust)           (Minor)
JT TEN  - as joint tenants with                         under Uniform Gifts to
          right of survivorship and                     Minors Act ___________
          not as tenants in common                                  (State)

     Additional Abbreviations may also be used though not in the above list.

                             TAILWIND FINANCIAL INC.

     Tailwind Financial Inc. (the "Company") will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the assistant secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

     FOR VALUE RECEIVED, ___________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________

___________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________ SHARES OF
THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
       --------------

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                                       NOTICE: The signature to this assignment
                                       must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed:


--------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO SECURITIES AND EXCHANGE
COMMISSION. RULE 17Ad-15).

     The holder of this certificate shall be entitled to receive funds from the trust account only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.